Exhibit 99.2

                             GSC Acquisition Company
                             Investor Presentation
                           Regarding Complete Energy

                                    May 2008

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words "anticipates", "may",
"can", "believes", "expects", "projects", "intends", "likely", "will", "to be"
and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GSC Acquisition Company ("GSCAC") and/or
Complete Energy Holdings, LLC ("Complete Energy", "CEH" or the "Company") to
differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with
Complete Energy, whether the transaction will be approved by GSCAC's stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that GSCAC's or Complete Energy's expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made with respect to a proposed merger and related transactions involving GSCAC and Complete Energy. In connection with these proposed transactions, GSCAC intends to file with the Securities Exchange
Commission ("SEC") a preliminary proxy statement and to mail a definitive proxy statement and other relevant documents to GSCAC's stockholders. The information contained in this communication is not complete and may be changed. Before making any voting or investment decisions, GSCAC's stockholders and other interested persons are urged to read, when it becomes available, GSCAC's preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with GSCAC's solicitation of proxies for the special meeting to be held to approve the merger and any other relevant documents filed with the SEC because they will contain important information about Complete Energy, GSCAC and the proposed transactions. The definitive proxy statement will be mailed to GSCAC stockholders as of a record date to be established for voting on the proposed merger. Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the SEC's web site at http://www.sec.gov or by directing a request to: GSC Acquisition Company, 500
Campus Drive, Suite 220, Florham Park, New Jersey 07932, Facsimile: (212)
884-6184.

PARTICIPANTS IN THE SOLICITATION

GSCAC and its directors and officers may be deemed to be participants in the solicitation of proxies to GSCAC's stockholders in connection with the merger. A list of the names of those directors and officers and a description of their interests in GSCAC is contained in GSCAC's annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in GSCAC's proxy statement when it becomes available. GSCAC's stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GSCAC's proxy statement and other materials to be filed with the SEC when such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

                                  Introduction

Why Complete Energy?

o    Attractively priced all-equity transaction with compelling upside

o    Unprecedented growth in demand for energy and power infrastructure

o    Highly efficient, low emissions, gas-fired combined cycle facilities utilizing proven technology

o    Favorable power market dynamics and robust growth in California and the
     Southeast, Complete Energy's key regional markets

o    Highly incentivized management team with strong operational skills and business development expertise

o    Transaction supported by leading group of experienced investment professionals including GSC Group and TCW Group

Complete Energy to Access the Public Markets

o    Complete Energy Holdings becomes a public company through a merger transaction with GSCAC

o    Complete Energy is an independent power generating company established in
     2004

     o    Founded and managed by an experienced team of energy industry professionals with extensive power sector expertise and industry relationships

     o    Led the acquisition of the La Paloma (California) and Batesville
          (Mississippi) gas-fired generating facilities and now manages the day-to-day operations of the combined 1,859 MW portfolio

     o    Scalable platform designed to cost-effectively develop, acquire and actively manage generation assets in key markets

o    Complete Energy's current owners desire to participate in meaningful valuation upside potential by retaining a significant equity ownership stake and see the following benefits in becoming part of a public company:

     o    Access to capital to execute the Company's objectives for expansion of existing facilities at a discount of at least 30% to greenfield cost

     o    Ability to capitalize on M&A opportunities to gain scope and scale

          --   Over 17,000 MW of generating capacity currently available in the
               U.S. market

     o    Enhanced ability to attract, retain and motivate high-quality talent

Transaction Overview

Transaction

o    Purchase price of $1.3 billion enterprise valuation for 100% of Complete
     Energy and all of the equity in its two natural gas-fired generating facilities

     o    $900 million purchase price for La Paloma

     o    $400 million purchase price for Batesville

Consideration

o    Approximately $183 million of cash expected from GSCAC

o    Approximately $440 million in total equity expected to Complete Energy, TCW and other stakeholders at closing

     o    All current equity owners, including management, will receive only equity consideration

     o    TCW's expected consideration includes approximately $140 million of equity in GSCAC

o    $627 million of net project debt assumed

o    $50 million new senior subordinated note

o    5 million contingent shares issuable when the stock price reaches $14.50 within 5 years and 5 million contingent shares issuable when the stock price reaches $15.50 within 5 years

     o    36% of these contingent shares are issuable to management

Management

o    Executive management to be led by CEH founding members Hugh Tarpley and
     Lori Cuervo

o    Experienced, proven CEH management team with in-house talent necessary to oversee growing business and manage through dynamic market conditions

Key Approvals

o    A majority of GSCAC's public stockholders must vote in favor of the transaction

o    No more than 20% of the shares (minus one share) held by public stockholders may vote against the transaction and exercise their rights to have their shares converted into cash

Expected Closing

o    Late third quarter 2008

                                        6

Complete Energy Investment Thesis

Strong fundamental asset valuation with significant upside

Near-Term Upside in California

o    Reserve margins are close to minimum requirements

o    Substantial power revenue increases likely required to stimulate the construction of new capacity

o    Power Purchase Agreements ("PPAs") that are reflective of replacement cost economics are currently being signed by utilities

o    Long lead time for development (3-5 years) likely to keep California constrained for the foreseeable future

Long-Term Upside in Southeast

o    Population and economic growth combined with aging coal-fired generation will likely result in continued tightening of reserve margins and increasing power revenues

o    Market pricing reflective of replacement cost economics expected in four to six years

o    Recent precedent transactions in the Southeast reflect increasing asset values

o    Existing long-term contracts at Batesville provide stable cash flows through 2013, when the PPA on two units expires

Attractive Valuation / Discount to Replacement Cost

o    Improving market fundamentals, recent transactions, and trading comparables support a valuation in excess of purchase price

o    Replacement costs are expected to continue to escalate due to the global demand for infrastructure

o    As the supply/demand balance continues to tighten, market pricing will likely support valuations of at least replacement cost

Highly Efficient Generation with Growth Opportunities

o    Facilities built in the early 2000s utilizing highly efficient, low-emission, gas-fired combined cycle technology

o    La Paloma may be expanded at a material discount to replacement cost due to existing infrastructure

o    Future carbon legislation is likely to favor efficient gas-fired facilities which have the smallest carbon footprint of any fossil-fired generation technology

o    Experienced management team is well-positioned to execute targeted acquisitions

                                        7

Strong Sponsor Support

                             [Graphic Appears Here]

GSCAC Founder & Manager

o    Alternative asset manager with $22 billion of AUM as of 12/31/07

o    Senior management team with over 60 years of combined experience in both private and public investments

     o    Experience across many industries

     o    Demonstrated ability to creatively structure and negotiate deals

     o    Successful track record of value creation

o    Disciplined and proven investment process focused on long term value

     o    Current and previous investments in 37 control or shared- control situations since 1999

     o    Successful public market deals include Regal Entertainment Group, R.R.
          Donnelly / Moore Corp. and Purina Mills

     o    Active participation and oversight of portfolio companies

o    Prior to announcing the proposed acquisition of Complete Energy, GSCAC leveraged the skills and experience of its senior investment professionals to:

     o    Source the deal

     o    Undertake an extensive due diligence process

     o    Determine an appropriate valuation

     o    Structure and negotiate the transaction

Experienced Power Sector Investor

     o    Asset manager with $147 billion of AUM as of 12/31/07

          o    Current AUM of $7 billion in global energy sector

o    Invested in the U.S. power sector continuously since 1987

o    Have partnered with and invested in Complete Energy since 2005

     o    Originally invested in both La Paloma and Batesville through mezzanine debt financing

o    TCW's desire to convert the majority of its debt position to equity reflects:

     o    The belief that the valuation implied by the transaction is compelling

     o    Confidence in the Complete Energy management team to optimize its existing asset portfolio and grow both organically and through acquisitions

o    The TCW managed funds will receive consideration including approximately 14 million GSCAC common shares and will own approximately 19% of the Company, making them the largest shareholder

Overview of the Complete Energy Portfolio

La Paloma

o    1,022 MW gas-fired, four unit combined cycle facility located in Kern
     County, California, approximately 110 miles northwest of Los Angeles

     o    One of the most efficient and cleanest fossil-fueled generation stations in operation in California

     o    The plant's comparatively low heat rate provides a sustainable competitive advantage in the California market

o    Three of the four units are contracted through a tolling agreement with
     Morgan Stanley ("MS")

o    Strategically positioned to serve both northern and southern California

o    The site is well situated for a number of potential expansion projects

Batesville

o    837 MW gas-fired, three unit combined cycle facility located in Batesville,
     Mississippi, about 60 miles south of Memphis, Tennessee

     o    Highly efficient, clean fossil-fueled facility in Southeastern
          Electric Reliability Council ("SERC")

     o    Heat rate compares favorably to other gas-fired facilities in the region

o    All of the facility's output is sold under long-term power purchase agreements with J. Aron & Company ("J. Aron") and the South Mississippi
     Electric Power Association ("SMEPA")

o    Strategically located within the SERC region with transmission interconnections with Entergy Corporation and the Tennessee Valley
     Authority

o    Interconnections with three interstate gas pipelines

o    Site and infrastructure allows for an additional unit

Notes:

1    Based on the number of units which are currently contracted

2    MS toll (3 units) expiring on 12/31/12 can be extended for up to five one-year terms on one unit at the option of MS through 2017

3    J. Aron PPA (2 units) expiring on 05/31/13 can be extended to 09/30/13 at the option of J. Aron, while the SMEPA PPA (1 unit) expiring on 12/31/15 can be extended for an additional 5 years until 12/31/20 at the option of
     SMEPA

Valuation

Valuation Thesis

o    Pro forma enterprise value represents a discount of 40% to blended replacement cost

o    Pro forma enterprise value represents a discount of approximately 28% to the average EV/EBITDA multiple for comparable companies (1)

o    Clear path to significant EBITDA growth as supply/demand balance tightens

o    Significant valuation upside as a result of highly favorable market dynamics

o    Near-term opportunity for expansion of existing facilities at compelling economics, avoiding "NIMBY" issues typical for greenfield development

Note:

1    The most relevant comparable companies for CEH are generation portfolios which are similar in scale and platform, regions of operation, fuel type, technology, capital structure and investor profile. This peer group includes Entegra Power Group, MACHGen and USPowerGen. It excludes KGen, which is trading at a significantly higher multiple, and Kelson Holdings for which insufficient information was available

                                       11

# Attractive Relative Valuation

| Pro Forma Valuation | ($mm) |
|---|---|
| Share Price ($)[1] | 10.00 |
| Fully Diluted Shares (mm)[2,3] | 75.4 |
| Pro Forma Fully Diluted Equity Value | 754 |
| Pro Forma Net Project Debt[4] | 622 |
| New Mezzanine Note | 50 |
| Pro Forma Enterprise Value | 1,426 |
| Allocated EV: La Paloma | 987 |
| Allocated EV: Batesville | 439 |

| Implied Transaction Multiples | La Paloma | Batesville | Complete Energy |
|---|---|---|---|
| Allocated Enterprise Value ($mm) | 987 | 439 | 1,426 |
| Net Installed Capacity (MW) | 1,022 | 837 | 1,859 |
| Implied EV/kW ($/kW) | 966 | 524 | 767 |
| Replacement Cost ($/kW)[5] | 1,400 | 1,130 | 1,278[6] |
| Estimated Discount (%) | 31.0% | 53.6% | 40.0% |
| 2008E Normalized EBITDA ($mm)[7] | | | 89.5 |
| 2008E Implied EV/EBITDA (x) | | | 15.9 |
| 2008E EV/EBITDA for Comparables (x)[8] | | | 16 - 29x |
| Estimated Discount (%)[9] | | | 27.6% |

Notes:

1 Assumes share price of $10.00. As of 3/31/08, there is $9.82 of cash in trust per eligible share net of remaining permitted expenses of GSCAC
2 Excludes the 5mm contingent shares issuable when the stock price reaches $14.50 and 5mm contingent shares issuable when the stock price reaches $15.50. The exact number of shares issued will be subject to the actual net debt at closing and other adjustments
3 Includes 25.2 million existing GSCAC shares representing approximately a 33.4% interest and 6.2mm existing GSCAC warrants based on the Treasury method (24.8 million warrants with a $7.50 strike price at an assumed share price of $10.00) representing approximately an 8.2% interest
4 Existing net project debt less $4.6mm of cash in trust which will remain on the balance sheet
5 As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services Agreement between GSC Acquisition Company and Black & Veatch Corporation dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk
6 Weighted average replacement cost for portfolio
7 Normalized for major maintenance expenses and outages and includes $1.0mm of expenses related to being a public company. See page 33 for additional details
8 The most relevant comparable companies for CEH are generation portfolios which are similar in scale and platform, regions of operation, fuel type, technology, capital structure and investor profile. This peer group includes Entegra Power Group, MACHGen and USPowerGen. It excludes KGen, which is trading at a significantly higher multiple, and Kelson Holdings for which insufficient information was available
9 Estimated discount to the average of the 2008E EV/EBITDA multiple range for the comparables listed above of 22x

GSC ACQUISITION COMPANY
12
CE

La Paloma Investment Thesis: Visible and Significant Upside

Current Market Signals Indicate Tight Supply / Demand Balance

o    Generation supply is lagging strong demand growth in California

o    A new record for peak demand was set in 2006 exceeding forecasts by 8% and the previous year's peak demand by 11%

o    Inefficient peaking units currently being built to quickly meet rising peak demand

Competitive Bids on Recent PPAs Support Strong Valuation

o    Expensive new generation is currently being built in California as a result of competitive Requests for Proposal by the utilities

o    The pricing of recent competitively bid PPAs provides data that supports new build economics and values generation assets at least at replacement cost

     o    Based on a recent PPA, La Paloma's implied annual EBITDA would be $162 million

California Market Expected to Remain Constrained for Foreseeable Future

o    Long lead time to permit and construct new generation (3-5 years)

o    Limited pipeline of new build capacity means that the California market is expected to remain constrained for the foreseeable future

o    California regulatory agencies are unlikely to allow excess capacity to be built due to environmental and political concerns

Positive Market Structure Developments

o    The discrepancy between the value inherent in recent PPAs and current power prices should ultimately result in either (i) increased power prices; or
     (ii) the development of capacity markets in order to incentivize much needed new build

o    The development of a forward capacity market is currently supported by a majority of the California generators and utilities

o    Market dynamics should lead to improved market pricing and thus provide significant EBITDA upside once La Paloma's contracts expire

o    Gas-fired and solar expansion opportunities could o enable La Paloma to further capitalize on the improving market dynamics

                                       13

Declining Reserve Margins Will Benefit Existing Generators

Tightening reserve margins drive increasing capacity factors and eventual need for new build

Reserve margins in California are declining...

....which has led to higher spark spreads...

....and requires new capacity to be constructed (1)

o    Black & Veatch estimates the cost of a new combined cycle gas turbine
     ("CCGT") in California is $1,400/kW (2)

     o    Assumes that construction starts today and is completed in 2013

o    Construction costs are rising due to growing global demand for commodities and labor and are expected to continue to rise in the near term

Source: Black & Veatch(2)

Notes:

1    Cumulative new build capacity necessary to maintain a minimum 15% reserve margin (after imports)

2    As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services
     Agreement between GSC Acquisition Company and Black & Veatch Corporation
     dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

                                       14

Recent Announced Construction Projects

Peaking facilities in California are currently being built at costs in the range of $1,000/kW

                                           Humboldt       Starwood--          Panoche          Sentinel
                                              Bay           Midway            Energy           Energy
Sponsor                                      PG&E          Starwood      Energy Investors   Competitive
                                                            Energy          Fund (EIF)     Power Ventures
Offtaker                                     PG&E            PG&E              PG&E             SCE
Type                                     Redevelopment/   Greenfield        Greenfield       Greenfield
                                          Brownfield
Contract Term / Type                        Utility      15-year PPA       20-year Toll     10-year PPAs
Zone                                         NP-15          ZP-26             NP-15            SP-15
Fuel Type                                 Natural Gas    Natural Gas       Natural Gas      Natural Gas
Dispatch Profile                            Peaking        Peaking           Peaking          Peaking
Technology                                 Wartsila    Pratt & Whitney      GE LMS100        GE LMS100
                                            18V50DF     FT8-3 SwiftPac
Estimated Commissioning Date               Fall-2009       May-2009          Aug-2009         Aug-2010
Net Installed Capacity (MW)                   163            120               400              800
Estimated Construction Cost ($mm)         > 155 (1)        121 (2)             415              800
Implied Cost / kW ($)                         951           1,012             1,038            1,000
Average Cost $/kW                                                                             $1,000

Source: California Energy Commission filings, company press releases, Moody's Investor
Service

Typically, the cost of a new CCGT is 30-50% above the cost of a peaking plant implying replacement cost of $1,300/kW-$1,500/kW for La Paloma

Notes:

1    Estimated at over (euro)100 million construction cost converted to US$ at an exchange rate of (euro)1.00 = US$1.55 as of 5/8/08

2    Based on $85mm of project financing which management assumes made up 70% of total construction cost with the remaining 30% of equity contribution by the sponsor

                                       15

Translating Replacement Cost into Earnings Potential for La Paloma

Tightening reserve margins in California should lead to valuations approaching replacement cost in the near term

New build cost translates into a minimum required level of EBITDA...

....implying significantly improved market equilibrium economics for La Paloma

CCGT New Build Economics

Notes:

1    As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services
     Agreement between GSC Acquisition Company and Black & Veatch Corporation
     dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

2    Normalized for major maintenance expenses and outages. See page 33 for additional details

                                       16

# Implications of Current PPA Market Pricing

## Panoche Energy Center Overview: NP-15 Zone, CA

| Project Overview | |
|---|---|
| Net Installed Capacity (MW) | 400 |
| Construction Cost ($mm) [1] | 415 |
| Implied Cost / kW ($) | 1,038 |
| Estimated Commission Date | August 2009 |
| Technology | Simple-Cycle GE LMS 100 |
| Fuel Type | Gas-Fired |
| Guaranteed Heat Rate (Btu/kWh) | 9,100-9,400 |
| **Contract Terms / Market Pricing** | |
| Offtaker / PPA Counterparty | PG&E |
| Term | 20 years through 2029 |
| Fixed Capacity Payments ($/kW-yr) | 110.50 |
| Fixed O&M Payment ($/kW-yr) | 20.98 |
| Total ($/kW-yr) | 131.48 |
| **La Paloma Heat Rate Advantage Adjustment** | |
| Additional Revenue at 6,950 Btu/kWh ($/kW-yr) [2] | 61.00 |
| Total ($/kW-yr) | 192.48 |
| Implied Gross Margin @ 1,022 MW ($mm) | 197 |
| Less: Fixed O&M | (35) |
| **Implied EBITDA ($mm)** | **162** |

Source: Management estimates based on PPA information from Moody's Pre-Sale Report, January 2008

Notes:

1 Includes EPC contract, equipment costs, development costs, financing costs and interest during construction as well as soft costs and contingencies

2 Additional energy margin at lower heat rate assumes average gas price of $9.45/MMBTU and is net of all expected CAISO costs including GMMs

## EBITDA Upside for La Paloma



($mm)
200
180
160
140
120
100
80
60
40
20
-
59
162
173%
Normalized 2008E EBITDA[1]
EBITDA Pro Forma for Panoche PPA Price

Note:

1 Normalized for major maintenance expenses and outages. See page 33 for additional details

GSC ACQUISITION COMPANY

17

CE

Valuation of La Paloma Based on Replacement Cost

The purchase price for La Paloma represents a substantial discount to replacement cost

Replacement Cost Estimates

Notes:

1    As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services
     Agreement between GSC Acquisition Company and Black & Veatch Corporation
     dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

2    Allocated enterprise value based on pro forma enterprise value. See page 12 for details

                                       18

# Development Opportunities at La Paloma

## The La Paloma site is well situated for a variety of potential expansion projects

### Potential Gas-Fired Expansion

- Construction of additional capacity at material cost savings to greenfield construction due to:
  - Existing transmission interconnections with available transmission capacity (300 MW)
  - Excess water entitlements and existing water pipeline and infrastructure
  - Existing gas lateral and immediate proximity to interstate pipeline
  - Available land already environmentally mitigated
  - Reduced permitting time
  - Balance of plant infrastructure
- Expected cost savings versus greenfield:
  - Combined cycle – $425/kW
  - Peaking unit – $350/kW
  - Operational savings due to shared infrastructure and personnel

### Potential Solar Project

- Approximately 200 acres of suitable land
- Sufficient solar intensity
- Infrastructure advantages provided by existing La Paloma facility
- California Renewable Portfolio Standards require utilities to procure 20% of energy from renewable sources by 2010
- California is considering raising target to 33% by 2020

GSC ACQUISITION COMPANY

19

CE

Batesville Investment Thesis: Near Term Visibility and Stability

Fully contracted facility with future upside in the fastest growing region in the U.S.

Stable Cash Flows through 2013 from Attractive Contracts

o    All of the plant's output is sold under long-term PPAs with creditworthy counterparties through at least 2013

     o    Two of Batesville's units are under contract through 2013

     o    The third unit has a contract through 2015 with an extension through
          2020 at the counterparty's option

o    Allows for significant deleveraging through contracted period

Improving Supply/Demand Balance in the Region

o    Improving supply/demand balance supported by load growth as a result of strong population and economic growth in the region

     o    U.S. Census Bureau estimates that over 50% of population growth over the period 2000-2030 is expected to be in the South

o    Approximately 40% of the generation fleet in the Southeast is over 35 years old and 65% is over 25 years old; 58% of the generation fleet in the
     Southeast is coal-fired and most exposed to potential carbon legislation

o    Ability to maximize profitability by dispatching into both Entergy and TVA subregions once contracts expire

Valuation Supported by Recent Precedent Transactions

o    Attractive purchase price relative to recent precedent transactions

o    In order to meet growing peak demand, utilities are more frequently acquiring existing generation facilities and are doing so at increasing valuations

                                       20

Declining Reserve Margins Will Benefit Existing Generators

Tightening reserve margins drive increasing capacity factors and eventual need for new build capacity

Reserve margins in SERC are declining...

Source: Ventyx

....which has led to higher spark spreads...

Source: Based on Entergy on-peak power prices and Henry Hub gas prices sourced from IntercontinentalExchange and assuming a 7,000 Btu/kWh heat rate

....and requires new capacity to be constructed(1)...

Source: Ventyx

Note:

1    Cumulative new build capacity necessary to maintain a minimum 15% reserve margin (after imports)

....particularly in light of the aging coal fleet in the region

Source: EIA Form 860

                                       21

Valuation of Batesville Based on Replacement Cost

The purchase price for Batesville represents a substantial discount to replacement cost

Replacement Cost Estimates

o    Utilities are increasingly looking to acquire existing generation facilities as the most effective means to meet growing peak demand in the region

o    As a result of increasing competition for generating assets in SERC, transaction EV/kW multiples are increasing

Notes:

1    As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services
     Agreement between GSC Acquisition Company and Black & Veatch Corporation
     dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

2    Allocated enterprise value based on pro forma enterprise value. See page 12 for details

                                       22

Compelling Valuation of Batesville Based on Recent Precedents

Southaven is a recent and comparable transaction supporting Batesville's valuation

TVA's Acquisition of Southaven

o    On April 3, 2008, TVA announced that it would acquire the three-unit, 810
     MW Southaven Power combined-cycle combustion turbine facility from
     Cogentrix Energy, LLC

     o    purchase price of $461.3 million

     o    located in Southaven, Mississippi in SERC region, approximately 50 miles north of Batesville

     o    competitively positioned in the SERC market with a heat rate of approximately 7,200 Btu/kWh

     o    commenced operations in 2003

o    The acquisition represented the most cost-effective solution for TVA to meet its growing peak demand

o    The transaction was the result of a very competitive auction for the plant, which was subject to bankruptcy proceedings

     o    both Kelson Energy and NRG Energy participated in the auction process

Recent Precedent Transactions

Source: Press releases

Note:

     1    Allocated enterprise value based on pro forma enterprise value. See page 12 for details

                                       23

Translating Replacement Cost into Earnings Potential for Batesville

Tightening reserve margins in SERC should eventually lead to a significant improvement in profitability

Replacement cost translates into a         ...implying significantly improved
minimum required level of EBITDA...        market equilibrium economics for
                                           Batesville

CCGT New Build Economics

Notes:

1    As per Black & Veatch estimates taken from Black & Veatch data compiled solely for use by GSC Acquisition Company pursuant to Consulting Services
     Agreement between GSC Acquisition Company and Black & Veatch Corporation
     dated February 15, 2008, and upon which reliance by third parties shall be strictly at their own risk

2    Normalized for major maintenance expenses and outages. See page 33 for additional details

                                       24

# Carbon Legislation Creates Upside for La Paloma and Batesville

## Gas-fired units minimize greenhouse gas emissions

**Situation Overview**

- Complete Energy's highly efficient, modern gas-fired plants consume significantly less fuel than older facilities and emit less air pollutants compared to coal-fired facilities
- Growing consensus that some form of greenhouse gas legislation is inevitable
  - Proposed federal legislation focuses on market-based cap-and-trade programs likely to be adopted during next presidency
- State and regional efforts to reduce emissions are currently underway
  - Collaboration between California and certain Northeastern and Mid-Atlantic states to explore the formation of a robust interregional emissions credit trading market
- Recently proposed legislation, if enacted, would likely increase the amount of time gas-fired units set the marginal price
  - Potential to remove older facilities from the market
  - Power prices would likely increase to reflect carbon tax for less efficient producers

**Looking to the Future**

- Cap-and-trade programs would involve saleable carbon credits rationed to generators
- Increasing cost of carbon credits will have a positive correlation with Complete Energy's EBITDA

**Carbon Footprint by Fuel Type** [1]



1.2
1.0
0.8
0.6
0.4
0.2
-
$CO_2$ Emissions (Tons/MWh)
Hydro
Nuclear
Geothermal
Gas - CC
Gas - CT
Oil
Coal

Source: Calpine investor presentation dated 2/29/08

Note:

1 Assumes 7,000 Btu/kWh heat rate combined cycle emitting 117 lbs/MMBTu $CO_2$; 10,700 Btu/kWh heat rate combustion turbine emitting 117 lbs/MMBTu $CO_2$; 9,500 Btu/kWh heat rate oil unit emitting 161 lbs/MMBTu $CO_2$; and a 10,000 Btu/kWh heat rate coal unit emitting 209 lbs/MMBTu $CO_2$

GSC ACQUISITION COMPANY

25

Management and Operations

Experienced Management Team

Hugh Tarpley

Lori Cuervo

Peter Tellegen

Tom Romesberg

Joseph Richardson

Carla Banks, PhD

Nick Park

Ken Thorp

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Complete Energy's In-House Capabilities

Foundation necessary to own and operate a growing generation company

Business Function

Energy Management & Commercial Operations

Plant Operations & Maintenance

Asset Management

Origination & M&A Execution

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Operational Strategies

Complete Energy has a strong operational focus

o    In-house expertise translates into high quality, low cost operations

     o    Highly-skilled and experienced staff

     o    Implement "best in class" O&M programs

     o    Network with other non-competing entities to exchange lessons learned and technical information

o    Commercial management

     o    Employees are educated on the commercial implications of operational activities

     o    Culture of continuous improvement including strategically selected training to leverage new technologies and industry knowledge

o    Relationship with Original Equipment Manufacturers ("OEMs")

     o    Avoid technology risks by entering into long-term parts and services programs with OEMs

     o    Manage the OEM; proactively identify and implement mutually beneficial commercial structures

                                       29

Operations -- Initial Challenges and Accomplishments

Despite initial challenges, management has positioned the portfolio for long-term reliability

Initial Challenges                              Resolution / Current Status

                                       30

M&A Strategy

To supplement intrinsic growth, Complete Energy expects to pursue attractive M&A opportunities

o    There is currently over 17,000 MW of generating capacity available for sale in the U.S.

o    Complete Energy's management team is well positioned to execute on an M&A strategy in order to build the Company's generation portfolio and achieve meaningful scale

o    Management intends to target opportunities with the following characteristics:

     o    Proven technology, primarily modern and efficient gas-fired combined cycle and combustion turbine facilities

     o    Regions with strong underlying market fundamentals and which are expected to return to equilibrium in the next three to five years, including WECC, the Northeast, PJM, ERCOT and SERC

     o    Liquid markets for power to leverage hedging, trading and marketing capabilities

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Financial Overview

Summary of Normalized EBITDA

Notes:

1    2008 reflects Q1 2008 actual results and management forecast for the remainder of the year. La Paloma and Batesville EBITDA includes $4.6 million of allocated corporate overhead

2    2007 and 2008 financials reflect 100% consolidation and reporting basis

3    Batesville major maintenance normalized to reflected expected annual costs under LTP. La Paloma 2008 major maintenance cost normalized to reflect one major "C" outage versus three in 2008

4    Includes repair and insurance deductible expenses related to forced outage events

5    Batesville lost gross margin includes capacity payment losses in 2007 and estimated impact of 2007 Unit 2 outage on 2008 PPA revenues. 2007 La Paloma lost gross margin relates to the impact of non-recurring outages. 2008 reflects the impact of additional "C" inspections and planned full plant outage related to natural gas pipeline maintenance

6    2007 corporate expenses are normalized to exclude non-recurring business development costs

7    Assumed annual expense of $1.0 million related to being a public company

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Normalized 2007 EBITDA

Notes:

1    2007 financials reflect 100% consolidation and reporting basis

2    Market revenue related to an incremental 65 days of merchant availability that were lost in 2007 due to non-recurring forced outages

3    Fuel cost related to an incremental 65 days of merchant availability that were lost in 2007 due to non-recurring forced outages

4    Costs under the hot gas path agreement associated with non-recurring events, net of additional hot gas path costs related to additional run hours

5    $1.0 million of insurance deductible related to Unit 1 overfire outage and
     $1.0 million of non-recurring repair costs

6    Includes $1.3 million of proceeds from the sale of Emissions Credits. Also includes other miscellaneous non-recurring gains and charges

7    Capacity payment losses related to Unit 3 and Unit 2 outages

8    Includes insurance deductible related to the Unit 3 forced outage, the costs of Unit 2 steam turbine generator forced outage and other major maintenance expenses in excess of the $8 million normalized costs under the
     Siemens LTP contract

9    Excludes unallocated corporate expenses

                                       34

Normalized 2008 EBITDA

Notes:

1    2008 Pro Forma reflects Q1 2008 actual results and management forecasts for the remainder of the year

2    Market revenue related to an incremental 99 days of merchant availability due to a normalized outage schedule (one "C" inspection per year)

3    Fuel cost related to an incremental 99 days of merchant availability due to a normalized outage schedule

4    Costs under the hot gas path agreement associated with 99 days of incremental availability

5    Labor costs associated with additional major planned outages compared to a normalized outage schedule

6    Major maintenance costs in excess of those resulting from a normalized outage schedule

7    Revenue lost due to 2007 Unit 2 steam turbine generator forced outage. The impact of this forced outage continues to affect cash flow under the PPA into 2008

8    Includes non-recurring costs related to Unit 2 steam turbine outage, LTP payment timing, Q1 start costs and costs related to Unit 2 major outage not covered by LTP

9    Excludes unallocated corporate expenses

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# La Paloma Normalized EBITDA Bridge

**La Paloma EBITDA Bridge — 2007 Normalized to 2008 Normalized**

| | |
|---|---|
| **Normalized 2007 EBITDA** | **44.1** |
| Impact of higher market prices | 7.5 |
| Impact of SCE contract expiration | 9.7 |
| Higher 2008 fixed costs | (1.9) |
| Normalized 2008 EBITDA | 59.4 |

- $7.2 million difference associated with improved market pricing
  - On-peak projected spark spread is $29.77/MWh in 2008 compared to on-peak actual spark spread of $21.27/MWh in 2007
  - Off-peak projected spark spread is $2.80/MWh in 2008 compared to actual off-peak spark spread of $1.79/MWh in 2007
- $9.7 million difference associated with the more favorable terms of the Morgan Stanley toll over the SCE toll on two units
  - Average capacity payment difference of $2.3 million
    - $8.25/kW-mo under the MS toll versus $7.85/kW-mo under the SCE toll
  - Heat rate advantage of $1.4 million
    - Contractual heat rate of 7,200 MMBTU/MWh under the MS toll versus 7,160 MMBTU/MWh under the SCE toll
    - Assumes a 90% call rate on 480 MW at a $9.25/MMBTU gas price
  - $1.7 million in lower ISO fees associated with the MS toll compared with the SCE toll
  - $4.3 million higher ancillary service revenues from two units assuming an average value of $0.75/kW-mo
- Higher fixed costs consist primarily of increased insurance and labor costs

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# 2007 Results and 2008 Outlook

- Several factors affect 2007 and 2008 expected EBITDA at La Paloma and Batesville
  - Timing of major maintenance, improved contract structures, improving market conditions and non-recurring outage events
- La Paloma
  - Less favorable SCE contracts on two units expired 12/31/07; 2008 Morgan Stanley contracts provide significant uplift in EBITDA as well as improved dispatch flexibility
  - Non-recurring outages in 2007 resulted in increased costs and reduced market availability
  - Four significant planned maintenance outages concentrated in 2008
    - Next major outage planned in early 2011
  - Sparks spreads in 2008 substantially higher than prior two years
    - High gas inventories adversely impacted gas prices and spark spreads in 2006 and 2007
- Batesville
  - Long term parts ("LTP") agreement signed with Siemens provides predictable major maintenance costs
    - LTP effective as of December 2007 — one major planned outage completed in 2007 prior to LTP
  - Two 2007 forced outage events impact PPA revenues in 2007 and into 2008
  - Timing of Siemens LTP payments also impacts 2008 EBITDA

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# Normalized EBITDA Methodology

- "Normalized" results and projections include adjustments for timing of planned major maintenance and non-recurring events including:
  - Major Maintenance
    - Each of La Paloma's four units requires a 45-day "C" inspection approximately every four years. A normalized year assumes one outage annually
      - For historical periods, expenses associated with additional "C" inspections and lost gross margin based on average monthly commodity prices are added back to EBITDA
    - Batesville normalized major maintenance reflects average annual scheduled fees under Siemens LTP, starts-based payments based on an average annual start assumption and an allowance for parts not included under the LTP
  - Forced outages
    - For historical periods, expenses and lost gross margin related to significant non-recurring forced outages are added back to EBITDA
      - Lost gross margin is calculated based on actual loss under Batesville contracts and on outage time and average monthly commodity prices for La Paloma in months that the outages occurred
    - For projected periods, a forced outage rate of 4-5% is assumed
  - Other non-recurring items
    - Gains on asset sales, one-time corporate expenses and other non-recurring items are excluded from EBITDA

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Appendix

Transaction Structure

GSCAC acquires Complete Energy for $1.3 billion

Sources & Uses of the Consideration Offered

1    Assumes share price of $10.00, excludes the 5mm contingent shares issuable when the stock price reaches $14.50 and 5mm contingent shares issuable when the stock price reaches $15.50. The exact number of shares issued will be subject to the actual net debt at closing and other adjustments

2    The CEH owners will receive non-voting Class B units in a subsidiary of
     GSCAC and Class B shares in GSCAC with the right to convert the Class B units and Class B shares (together as a unit) into Class A shares in GSCAC

3    Certain investors own 40% of the equity in La Paloma and will be offered an opportunity to exchange their interest into approximately a 25.7% interest in CEH and another investor owns approximately 3.7% of the equity in
     Batesville and will be offered an opportunity to exchange its interest into approximately a 0.8% interest in GSCAC. An approximately $200mm equity consideration to minority investors assumes that all of the current minority interest owners in Complete Energy's subsidiaries participate in the transaction

4    Comprised of 25.2mm existing GSCAC shares representing approximately a
     33.4% interest and 6.2mm GSCAC warrants based on the Treasury method
     (24.8mm warrants with a $7.50 strike price at an assumed share price of
     $10.00) representing approximately an 8.2% interest

5    Existing net project debt less $4.6mm of cash in trust which will remain on the balance sheet

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